SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 19, 2009

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	1-6905	56-0905940
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 19, 2009, Alan T. Dickson gave notice to the Board of Directors of Ruddick Corporation (the “Registrant”) of his intention to not stand for re-election and to retire from the Board of Directors. It is currently anticipated that Mr. Alan Dickson will serve out the remainder of his term and will retire upon the opening of the Registrant’s 2010 annual meeting of shareholders to be held on February 18, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:	/s/ John B. Woodlief
John B. Woodlief
Vice President – Finance and Chief
Financial Officer

Dated: November 24, 2009